Capital Management Investment Trust - N-CSR

Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, W. Jameson McFadden, Principal Executive Officer and Principal Financial Officer of the Capital Management Investment Trust (the “registrant”) and the Wellington Shields All-Cap Fund and Wellington Shields Small-Cap, (the “Funds”), certify that:

1.	The N-CSR of the Funds for the period ended November 30, 2018 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ W. Jameson McFadden
W. Jameson McFadden
Principal Executive Officer and Principal Financial Officer

Date:	February 8, 2019

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO M3SIXTY ADMINISTRATION, LLC AND WILL BE RETAINED BY M3SIXTY ADMINISTRATION, LLC AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.